SCHEDULE 14C
                                 (RULE 14C-101)


Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. 1)


Check the appropriate box:

|X|   Preliminary Information Statement
|_|   Definitive Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                            VERTEX INTERACTIVE, INC.
                (Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which the transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials

|_|   check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                            VERTEX INTERACTIVE, INC.
                  3619 KENNEDY ROAD, SOUTH PLAINFIELD, NJ 07080

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY

                                                    South Plainfield, New Jersey
                                                                         *, 2004

      This information statement has been mailed on or about *, 2004 to the stockholders of record on *, 2004 (the "Record Date") of Vertex Interactive, Inc., a New Jersey corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of *, 2004. The actions to be taken pursuant to the written consent shall be taken on or about *, 2004, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                                       By Order of the Board of Directors,


                                       /s/ Hugo H. Biermann
                                       Chairman of the Board

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED *, 2004

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated *, 2004, in lieu of a special meeting of the stockholders. Such action will be taken on or about *, 2004:

      1. To Amend the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $.005 per share (the "Common Stock"), of the Company from 75,000,000 shares to 400,000,000 shares;


      2. To ratify the selection of J.H. Cohn LLP as independent auditors of the Company for the year ending September 30, 2004; and

      3. To adopt the Company's 2004 Stock Incentive Plan.

                      OUTSTANDING SHARES AND VOTING RIGHTS



      As of the Record Date, the Company's authorized capitalization consisted of 75,000,000 shares of Common Stock, of which * shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock. As of the Record Date, the Company also had 997 shares of class C-1 preferred stock issued and outstanding. On June 25, 2004, we exchanged, on a 1:1 basis, shares of class C Convertible Preferred Stock for shares of class C-1 Convertible Preferred Stock. Each share of class C-1 Convertible Preferred Stock is entitled to 100,000 votes on each matter submitted to the stockholders.

      Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, as a result of the voting rights of the class C-1 Convertible Preferred Stockholders, who hold at least a majority of the voting rights of all outstanding shares of capital stock as of *, 2004, will have voted in favor of the foregoing proposals by resolution dated *, 2004; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement. MidMark Capital II, L.P. holds 805 shares of class C-1 Convertible Preferred Stock and MidMark Capital L.P. holds 34 shares of class C-1 Convertible Preferred Stock. Combined, they hold 83,900,000 votes out of a total of 153,471,958 possible votes on each matter submitted to the stockholders MidMark Capital II, L.P. and MidMark Capital L.P. are the shareholders who will have voted in favor of the foregoing proposals by resolution dated *, 2004.


      Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2004.

      The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      This Information Statement will serve as written notice to stockholders pursuant to the General Corporation Law of the State of New Jersey.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

      On *, 2004, the majority stockholders of the Company will have approved an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 75,000,000 to 400,000,000. The Company currently has authorized capital stock of 75,000,000 shares and approximately * shares of Common Stock are outstanding as of the Record Date. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK

      The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

      As of the Record Date, a total of * shares of the Company's currently authorized 75,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.


      The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.


      Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:


      o     SECURED CONVERTIBLE NOTES

      To obtain funding for its ongoing operations, the Company entered into a Securities Purchase Agreement with four accredited investors, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners, LLC, on April 28, 2004 for the sale of (i) $3,000,000 in convertible notes and (ii) warrants to buy 3,000,000 shares of our common stock. The investors are obligated to provide us with an aggregate of $3,000,000 as follows:

      o     $1,500,000 was disbursed on April 28, 2004;


      o     $750,000 was disbursed on May 28; and


      o $750,000 will be disbursed within five business days of the effectiveness of the registration statement.


      Accordingly, we have received a total of $2,250,000 pursuant to the Securities Purchase Agreement. The Company used the proceeds generated from the sale of the first two rounds of secured convertible notes for general working capital purposes including payment of professional fees, payroll and rent and the payment of vendors.

      50% of the secured convertible notes bear interest at 10%, mature two years from the date of issuance, and are convertible into our common stock, at the selling stockholders' option, at the lower of (i) $0.30 or
      (ii) 60% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. The other 50% of the secured convertible notes bear interest at 10%, mature two years from the date of issuance, and are convertible into our common stock, at the selling stockholders' option, at the lower of (i) $0.30 or (ii) 55% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. Accordingly, there is in fact no limit on the number of shares into which the notes may be converted. As of July 8, 2004, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.10 and, therefore, the conversion price for 50% of the secured convertible notes was $.06 and the conversion price for the other 50% of the secured convertible notes was $.055. Based on these conversion prices, the $3,000,000 secured convertible notes, excluding interest, were convertible into 52,173,914 shares of our common stock. If the Company's stock price should decrease, the Company will be required to issue substantially more shares, which will cause dilution to the Company's existing stockholders. There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.


      The full principal amount of the convertible notes are due upon default under certain terms of convertible notes. The Company is obligated to register the resale of the conversion shares issuable upon conversion of the notes under the Securities Act of 1933, as amended, no later than thirty (30) days from April 28, 2004. In addition, management is also obligated, pursuant to the Securities Purchase Agreement, to vote in favor of an increase in the Company's common stock as well as to recommend such increase to the Company's stockholders. In the event that the increase in the Company's authorized common stock is not approved, an event of default will exist upon the Company's failure to rectify such default within ten days of receipt of a notice of default from the investor and the investor may demand that all interest owed on the secured convertible note be paid in either cash or common stock. Furthermore, upon the event of default, the investors have a first priority security interest in substantially all of our assets and can take possession of them upon an event of default.

      o     CONVERTIBLE PREFERRED STOCK


      On May 26, 2004, we entered into an Investment Restructuring Agreement with six accredited investors, MidMark Capital L.P., MidMark Capital II, L.P., Paine Webber Custodian F/B/O Wayne Clevenger, Joseph Robinson, O'Brien Ltd Partnership and Matthew Finlay and Teresa Finlay JTWROS, who are also our principal stockholders. Wayne Clevenger and Joseph Robinson served as directors of the Company until August 1, 2002. In connection with this transaction, we exchanged class C preferred stock for class C-1 convertible preferred stock on a 1:1 basis and shall issue, on the date that the amendment to the certificate of incorporation increasing the authorized number of shares of common stock is filed and approved with the New Jersey Secretary of State, approximately 7,391 shares of class D convertible preferred stock to MidMark Capital, L.P. in exchange for approximately $7,500,000 of debt owed by us and our subsidiaries to MidMark Capital II, L.P. Each share of the class C-1 convertible preferred stock and class D convertible preferred stock is convertible into $1,000 worth of our common stock, at the selling stockholders' option, at the lower of (i) $0.30 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. Accordingly, there is in fact no limit on the number of shares into which the preferred stock may be converted. As of July 8, 2004, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.10 and, therefore, the conversion price for the class C-1 and D convertible preferred stock was $.06. Based on this conversion price, the 997 shares of class C-1 convertible preferred stock were convertible into 16,616,667 shares of our common stock and the 7,391 shares of class D convertible preferred stock were convertible into 123,183,334 shares of our common stock.

      The following table illustrates the restructuring of the debt owed by us to the investors into equity owned by the investors after entering into the Investment Restructuring Agreement:

    PRIOR TO RESTRUCTURING                                    AFTER RESTRUCTURING
MIDMARK CAPITAL PARTNERS II, L.P.                         MIDMARK CAPITAL PARTNERS II, L.P.
Vertex Interactive, Inc.                                  Vertex Interactive, Inc.
Convertible Promissory Note for $1,814,357                240,000 shares of common stock
Promissory Note for $2,588,900                            7,391 shares of class D convertible preferred stock
Demand Notes for $468,000                                 805 shares of class C-1 convertible preferred stock
805 shares of class C convertible preferred stock
                                                          MIDMARK CAPITAL L.P.
XeQute Solutions, Inc. (our wholly-owned subsidiary)
Bridge Promissory Note for $250,000                       Vertex Interactive, Inc.
Senior Secured Note for $480,000                          5,569,980 shares of common stock
Demand Notes for $645,000                                 34 shares of class C-1 convertible preferred stock
Warrants to purchase 60,000 shares of XeQute stock
MIDMARK CAPITAL L.P.

Vertex Interactive, Inc.
Promissory Note for $281,287
34 shares of class C convertible preferred stock
Warrants to purchase 5,569,980

      The terms of the series C-1 and series D convertible preferred stock are as follows:

      Series C-1

      There are 997 authorized shares of a Series C-1 convertible preferred stock issued and outstanding. On June 25, 2004, in connection with the Investment Restructuring Agreement, the holders of Series C convertible preferred stock exchanged their Series C convertible preferred stock for Series C-1 convertible preferred stock on a 1:1 basis. Each share of Series C-1 convertible preferred stock is convertible into $1,000 worth of our common stock, at the selling stockholders' option, at the lower of (i) $0.30 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. Holders of Series C-1 convertible preferred stock are not entitled to dividends except if and when the Company declares and pays cash dividends or distributions on the common stock, then, in that event, the holders of shares of Series C-1 convertible preferred stock shall be entitled to share in such dividends or distributions on a pro rata basis, as if their shares had been converted into shares of Common Stock. The Company does not have dividends in arrears on its Series C-1 convertible stock.

      Until such time as a sufficient number of shares of common stock are duly authorized and reserved by the Company to satisfy the conversion rights of the Series C-1 stockholders, each share of Series C-1 convertible preferred stock is entitled to 100,000 votes on each matter submitted to the stockholders. At such time as a sufficient number of shares of Common Stock are duly reserved and authorized, each share of Series C-1 convertible preferred stock shall be entitled to cast that number of votes per share as is equal to the number of votes that holder would be entitled to cast had such holder converted his shares into shares of Common Stock on the record date for such vote.

      The two material differences between the Series C convertible preferred stock and Series C-1 convertible preferred stock are the change in voting rights and the conversion rights. The Series C-1 convertible preferred stock added the right to cast 100,000 votes per share until such time as a sufficient number of shares of common stock are duly authorized and reserved by the Company to satisfy the conversion rights whereas the Series C convertible preferred stock allowed holders to cast that number of votes per share as is equal to the number of votes that holder would be entitled to cast had such holder converted his shares into shares of Common Stock on the record date for such vote. Series C convertible preferred stock was convertible into $1,000 worth of our common stock as a conversion price of $0.84033. The Series C-1 convertible preferred stock is convertible into $1,000 worth of our common stock, at the selling stockholders' option, at the lower of (i) $0.30 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date.

      The following are the risks associated with entering into the Securities Purchase Agreement and the Investment Restructuring Agreement:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR SECURED CONVERTIBLE NOTES, CLASS C-1 CONVERTIBLE PREFERRED STOCK, CLASS D CONVERTIBLE PREFERRED STOCK AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

      As of July *, 2004, we had 53,771,958 shares of common stock issued and outstanding, secured convertible notes outstanding that may be converted into an estimated 25,000,000 shares of common stock at current market prices, class C-1 convertible preferred stock outstanding that may be converted into an estimated 16,616,667 shares of common stock at current market prices, class D convertible preferred stock outstanding that may be converted into an estimated 123,183,334 shares of common stock at current market prices and outstanding warrants to purchase 2,250,000 shares of common stock and an obligation to issue warrants to purchase 750,000 shares of common stock in the near future. In addition, the number of shares of common stock issuable upon conversion of the outstanding secured convertible notes, class C-1 convertible preferred stock and class D convertible preferred stock may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the notes or class D preferred stock and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES, CLASS C-1 CONVERTIBLE PREFERRED STOCK AND CLASS D CONVERTIBLE PREFERRED STOCK COULD REQUIRE US TO ISSUE A SUBSTANTIALLY GREATER NUMBER OF SHARES, WHICH WILL CAUSE DILUTION TO OUR EXISTING STOCKHOLDERS.

      Our obligation to issue shares upon conversion of our secured convertible notes, class C-1 convertible preferred stock and class D convertible preferred stock is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our secured convertible notes (excluding accrued interest), class C-1 convertible preferred stock and class D convertible preferred stock, based on market prices 25%, 50% and 75% below the market price as of July 8, 2004 of $0.20 per share.

50% of Secured Convertible Notes
                                                    Number             % of
% Below       Price Per       With Discount         of Shares       Outstanding
Market          Share            at 40%             Issuable           Stock
------          -----            ------             --------           -----

25%             $.15             $.09               16,666,667         23.66%
50%             $.10             $.06               25,000,000         31.74%
75%             $.05             $.03               50,000,000         48.18%

50% of Secured Convertible Notes
                                                    Number             % of
% Below       Price Per       With Discount         of Shares       Outstanding
Market          Share            at 45%             Issuable           Stock
------          -----            ------             --------           -----

25%             $.15             $.0825             18,181,819         25.27%
50%             $.10             $.055              27,272,728         33.65%
75%             $.05             $.0275             54,545,455         50.36%

Class C-1 Convertible Preferred Stock
                                                    Number             % of
% Below       Price Per       With Discount         of Shares       Outstanding
Market          Share            at 40%             Issuable           Stock
------          -----            ------             --------           -----

25%             $.15             $.09               11,077,778         17.08%
50%             $.10             $.06               16,616,667         23.61%
75%             $.05             $.03               33,233,334         38.20%

Class D Convertible Preferred Stock
                                                    Number             % of
% Below       Price Per       With Discount         of Shares        Outstanding
Market          Share            at 40%             Issuable           Stock
------          -----            ------             --------           -----

25%             $.15             $.09              82,122,223          60.43%
50%             $.10             $.06             123,183,334          69.61%
75%             $.05             $.03             246,366,667          82.08%

      As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible notes, class C-1 convertible preferred stock and class D convertible preferred stock will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES, CLASS C-1 CONVERTIBLE PREFERRED STOCK AND CLASS D CONVERTIBLE PREFERRED STOCK MAY ENCOURAGE INVESTORS TO MAKE SHORT SALES IN OUR COMMON STOCK, WHICH COULD HAVE A DEPRESSIVE EFFECT ON THE PRICE OF OUR COMMON STOCK.

      50% of the secured convertible notes and the entire classes C-1 and D convertible preferred stock are convertible into shares of our common stock at a 40% discount to the trading price of the common stock prior to the conversion. The other 50% of the secured convertible notes are convertible into shares of our common stock at a 45% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the selling stockholders convert and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The selling stockholders could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of notes, class D convertible preferred stock and warrants, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE SECURED CONVERTIBLE NOTES, CONVERSION OF THE CLASS C-1 CONVERTIBLE PREFERRED STOCK, CONVERSION OF THE CLASS D CONVERTIBLE PREFERRED STOCK AND EXERCISE OF OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

      The issuance of shares upon conversion of the secured convertible notes, conversion of the class C-1 convertible preferred stock, conversion of the class D convertible preferred stock and exercise of warrants may result in substantial dilution to the interests of other stockholders since the selling stockholders may ultimately convert and sell the full amount issuable on conversion. Although the selling stockholders may not convert their secured convertible notes, convert the classes C-1 or D convertible preferred stock and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.99% of our outstanding common stock, this restriction does not prevent the selling stockholders from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the selling stockholders could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

IN THE EVENT THAT OUR STOCK PRICE DECLINES, THE SHARES OF COMMON STOCK ALLOCATED FOR CONVERSION OF THE SECURED CONVERTIBLE NOTES, CLASS C-1 CONVERTIBLE PREFERRED STOCK AND CLASS D CONVERTIBLE PREFERRED STOCK AND REGISTERED PURSUANT TO THIS PROSPECTUS MAY NOT BE ADEQUATE AND WE MAY BE REQUIRED TO FILE A SUBSEQUENT REGISTRATION STATEMENT COVERING ADDITIONAL SHARES. IF THE SHARES WE HAVE ALLOCATED AND ARE REGISTERING HEREWITH ARE NOT ADEQUATE AND WE ARE REQUIRED TO FILE AN ADDITIONAL REGISTRATION STATEMENT, WE MAY INCUR SUBSTANTIAL COSTS IN CONNECTION THEREWITH.

      Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible notes, class C-1 convertible preferred stock and class D convertible preferred stock, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes. Accordingly, we have allocated and registered 10,000,000 shares to cover the conversion of the secured convertible notes, 1,000,000 shares to cover the conversion of the class C-1 convertible preferred stock and 3,000,000 shares to cover the conversion of the class D convertible preferred stock. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the secured convertible notes and classes C-1 and D convertible preferred stock and are registering hereunder may not be adequate. If the shares we have allocated to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING SECURED CONVERTIBLE NOTES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE SECURED CONVERTIBLE NOTES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

      In April 2004, we entered into a Securities Purchase Agreement for the sale of an aggregate of $3,000,000 principal amount of secured convertible notes. The secured convertible notes are due and payable, with 10% interest, two years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $2,250,000 secured convertible notes outstanding, the investor is obligated to purchase additional secured convertible notes in the aggregate of $750,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we are required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

                          APPOINTMENT OF J.H. COHN LLP

      Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of J.H. Cohn LLP as independent auditors of the Company for the year ending September 30, 2004. On *, 2004, the majority stockholders ratified the selection of J.H. Cohn LLP as the independent auditors of the Company for the year ending September 30, 2004.

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

      The Audit Committee of the board of directors reviews the internal accounting procedures of the Company and consults with and reviews the services provided by our independent accountants. During 2003, the audit committee consisted of Messr. Otto Leistner. The Audit Committee held four meetings in 2003.


      As at July 2, 2004 the Audit Committee (Messr. Leistner) was "independent" for purposes of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors.


      The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Committee monitors these processes.

Review of the Company's audited financial statements for the fiscal year ended December 31, 2003

      In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

      In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

      The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2003, for filing with the Securities and Exchange Commission.

AUDIT FEES

      J.H. Cohn LLP did not bill the Company for any audit related services during fiscal 2003.

TAX FEES

      J.H. Cohn LLP did not bill the Company for tax related work during fiscal 2003.

ALL OTHER FEES

      J.H. Cohn LLP did not bill the Company for any other services during fiscal 2003.

      The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      For the fiscal year ended September 30, 2003, J.H. Cohn LLP no information technology services to the Company relating to financial systems design and implementation, and no fees were billed by J.H. Cohn LLP to the Company for any such services.

                            2004 STOCK INCENTIVE PLAN

      On *, 2004, the majority stockholders approved the 2004 Stock Incentive Plan (the "2004 Incentive Plan") and authorized 10,000,000 shares of Common Stock for issuance of stock awards and stock options thereunder. The following is a summary of principal features of the 2004 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2004 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices, Vertex Interactive, Inc., 3619 Kennedy Road, South Plainfield, NJ 07080.

GENERAL

      The 2004 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 10,000,000 shares of Common Stock for issuance under the 2004 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

      The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2004 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

      The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company by granting stock awards and stock options in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2004 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

      The 2004 Incentive Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2004 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

      Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

      Members of the Board of Directors who are eligible employees are permitted to participate in the 2004 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2004 Incentive Plan or the grant of any stock award or option pursuant to it, or serve on a committee appointed to administer the 2004 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

      Under the 2004 Incentive Plan, stock awards and options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2004 Incentive Plan.

TERMS OF OPTIONS

      The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

      (a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2004 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

      (b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

      (c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2004 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

      (d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

      (e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

      Except as otherwise provided in the 2004 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

      (f) TERMINATION, MODIFICATION AND AMENDMENT. The 2004 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2004 INCENTIVE PLAN

      THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2004 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 STOCK INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

      The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2004 Incentive Plan.

      If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

      If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

      In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2004 Incentive Plan.

      The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

      The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

      Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2004 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                             EXECUTIVE COMPENSATION

Directors are elected at each meeting of stockholders and hold office until the next annual meeting of stockholders and the election and qualifications of their successors. Executive officers are elected by and serve at the discretion of the board of directors.

Our executive officers and directors are as follows:

Name                  Age   Position
-------               ----  ----------
Hugo H. Bierman        55   Executive Chairman
Nicholas R. H. Toms    55   Chief Executive Officer,
                            Chief Financial Officer and Director
Otto Leistner          59   Director
Barbara H. Martorano   47   Secretary

      HUGO H. BIERMANN has served as Executive Chairman of the Board of Directors since July 2001 and served as Joint Chairman and Joint Chief Executive Officer and a Director of ours from September 1999 through June 2001. Mr. Biermann has been a principal in Edwardstone & Company, Incorporated ("Edwardstone"), an investment management company, since 1986 as well as serving as President of Edwardstone since 1989. From 1988 to 1995 Mr. Biermann served as Director and Vice Chairman of Peak Technologies Group, Incorporated ("Peak Technologies"), a company involved in automated data capture technologies.

      NICHOLAS R. H. TOMS has served as Chief Executive Officer and a director since July, 2001 and served as Joint Chairman of the Board of Directors, Joint Chief Executive Officer and a Director of ours from September 1999 through June 2001. Mr. Toms has been a principal of Edwardstone, an investment management company, since 1986 and Chairman and Chief Executive Officer of Edwardstone since 1989. From 1988 to 1997, Mr. Toms served as Chairman, President and Chief Executive Officer of Peak Technologies.

      OTTO LEISTNER has been a Director since April 2000. He has been a Partner since 1995 in Leistner Pokoj Schnedler, a midsize accounting and consulting firm in Frankfurt, Germany with a staff of approximately 100.

      BARBARA H. MARTORANO joined us in June 1990 and has served in a variety of positions, including Sales Order Processing Coordinator, Office Administrator, Executive Assistant to the President, CEO and Chairman of the Board, as well as Corporate Secretary as of January 17, 1996.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

During the fiscal year ended December 31, 2003, based upon an examination of the public filings, all of our company's officers and directors timely filed reports on Forms 3, 4 and 5.

The following table sets forth for the fiscal year indicated the compensation paid by our company to our Chief Executive Officer and other executive officers with annual compensation exceeding $100,000:

                           SUMMARY COMPENSATION TABLE:

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

                                                                     Other
                                                                     Annual      Restricted       Options   LTIP
   Name & Principal                              Salary     Bonus    Compen-       Stock           SARs    Payouts   All Other
       Position                      Year         ($)        ($)     sation ($)   Awards($)         (#)     ($)      Compensation
   ----------------                  ----        -----      -----    ----------  ----------       -------  -------   ------------
Hugo H. Bierman                      2003             0         0       0             --            --        -          --
  Executive Chairman of              2002       300,000         0       0             --            --        -          --
  the Board of Directors             2001       300,000         0       0             --            --        -          --

Nicholas R. H. Toms                  2003        91,667         0       0             --            --        -          --
  Chief Executive Officer 2002                  300,000         0       0             --            --        -          --
                                     2001       300,000         0       0             --            --        -          --

Mark A. Flint                        2003       218,589         0       0             --            --        -          --
  Chief Financial Officer 2002                  275,000   100,000       0             --            --        -          --
                                     2001        40,104         0       0             --       400,000        -          --

Donald W. Rowley                     2003       101,667         0       0             --            --        -          --
  Executive VP -                     2002       225,000         0       0             --            --        -          --
  Strategic Development              2001       206,731         0       0             --       200,000        -          --

Robert Schilt                        2003       214,475         0       0             --            --        -          --
  Chief Operating Officer 2002                  235,828   105,000       0             --            --        -          --
  Exqute Solutions, Inc.             2001       210,000    85,000       0             --            --        -          --

Timothy Callahan                     2003       198,750         0       0             --            --        -          --
  Vice President                     2002       170,625         0       0             --            --        -          --
  Sales and Marketing                2001       175,125   155,000       0             --            --        -          --


      (1)   Mr. Flint was laid off in August, 2003.
      (2)   Such amount is accrued however unpaid as of July 2, 2004.
      (3) Mr. Rowley resigned as an officer in February, 2003, and was laid off in June, 2003.


EMPLOYMENT AGREEMENTS

None.

DIRECTORS' COMPENSATION

All directors are reimbursed for their reasonable expenses incurred in attending meetings of the board of directors and its committees. Directors serve without cash compensation and without other fixed remuneration.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2003:

                                             Individual Grants

                 Number of          % of Total Options
                 Securities         Granted to
Name             Underlying         Employees in Fiscal
                 Options Granted    Year                  Exercise        Expiration Date
                 (#)                                      Price ($/sh)
---------        ----------------------------------------------------------------------------
NONE

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table contains information concerning the number and value, at December 31, 2003, of unexercised options held by executive officers named in the Summary Compensation Table:

          Number of Securities Underlying Unexercised Options at    Value  of   Unexercised         In-the-Money
Name              FY-End (#) (Exercisable/Unexercisable)                     Options               at FY-End ($)
                                                                    (Exercisable/Unexercisable)
-------  ---------------------------------------------------------------------------------------------------------
NONE

                               STOCK OPTION PLANS

      On October 10, 1985, the board of directors adopted our 1985 Incentive Stock Option Plan which was amended on February 14, 2000. We reserved 8,000,000 shares of common stock for issuance upon exercise of options granted from time to time under the 1985 plan. The 1985 stock option plan is intended to assist us in securing and retaining key employees, directors and consultants by allowing them to participate in our ownership and growth through the grant of stock options.

      Under the stock compensation plan, we may grant stock options only to employees and consultants. The 1985 stock option plan is administered directly by our board of directors.

      Subject to the provisions of the stock option plan, the board will determine who shall receive stock options, the number of shares of common stock that may be purchased under the options, the time and manner of exercise of options and exercise prices.


      As of June 16, 2004, there were 1,828,000 stock options granted under the 1985 plan that were outstanding.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.


The following tables sets forth, as of July *, 2004, the number of and percent of the Company's common stock beneficially owned by


o     all directors and nominees, naming them,

o     our executive officers,

o     our directors and executive officers as a group, without naming them, and

o persons or groups known by us to own beneficially 5% or more of our common stock:

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from May 19, 2004 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of May 19, 2004 have been exercised and converted.

NAME AND ADDRESS                                            NUMBER OF          PERCENTAGE OF
OF OWNER                              TITLE OF CLASS      SHARES OWNED(1)          CLASS
---------------------------------------------------------------------------------------------
Hugo H. Biermann                      Common Stock            863,010               1.52%
3619 Kennedy Road
South Plainfield, NJ 07080

Nicholas R. H. Toms                   Common Stock          1,500,014               2.66%
3619 Kennedy Road
South Plainfield, NJ 07080

Otto Leistner                         Common Stock            572,875               1.02%
3619 Kennedy Road
South Plainfield, NJ 07080

Barbara Martorano                     Common Stock             19,000               *
3619 Kennedy Road
South Plainfield, NJ 07080

All Officers and Directors            Common Stock          2,954,899               5.19%
As a Group (4 persons)
--------------------------

American Marketing Complex            Common Stock         10,000,000              17.90%
330 East 33rd Street, Suite 15M
New York, NY 10016

MidMark Capital II L.P.               Common Stock        136,600,001              71.75%
177 Madison Avenue
Morristown, NJ 07960

Pitney Bowes, Inc.                    Preferred A           1,356,852             100%
One Elmcroft Road
Stamford, CT 06926

Pitney Bowes, Inc.                    Preferred B               1,000             100%
One Elmcroft Road
Stamford, CT 06926

MidMark Capital II L.P.               Preferred C-1               805              80.74%
177 Madison Avenue
Morristown, NJ 07960

Paine Webber Custodian                Preferred C-1                50               5.02%
F/B/O Wayne Clevenger
177 Madison Avenue
Morristown, NJ 07960

Joseph Robinson                       Preferred C-1                50               5.02%
177 Madison Avenue
Morristown, NJ 07960

O'Brien Ltd Partnership               Preferred C-1                50               5.02%
177 Madison Avenue
Morristown, NJ 07960

MidMark Capital II, L.P.              Preferred D               7,391             100%
177 Madison Avenue
Morristown, NJ 07960


(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of July *, 2004 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) For purposes of calculating the percentage beneficially owned, the number of shares of each class of stock deemed outstanding include 53,771,958 common shares; 1,356,852 Preferred "A" Shares; 1,000 Preferred "B" Shares; 997 Preferred "C" Shares and 7,391 Preferred "D" Shares outstanding as of July *, 2004.

(3) Includes 475,000 shares issuable pursuant to presently exercisable options and 388,010 shares held in the name of Bunter BVI Limited of which Mr. Biermann may be deemed to be a beneficiary. Mr. Biermann, however, disclaims such beneficial ownership.

(4) Includes 475,000 shares issuable pursuant to presently exercisable options, 7,000 shares held by his wife, Caroline Toms, and 75,000 shares held in a trust for the benefit of his daughter, Catherine Toms, of which Mr. Toms is the trustee. Mr. Toms, however, disclaims such beneficial ownership of the shares owned by his wife and in the trust.

(5) Includes 50,000 shares issuable pursuant to presently exercisable options.

(6) Includes 19,000 shares issuable pursuant to presently exercisable options.

(7) Includes 1,019,000 shares issuable pursuant to presently exercisable options and 388,010 shares held by a company for which by Mr. Biermann disclaims beneficial ownership.

(8) Includes 123,183,334 shares issuable upon conversion of class D convertible preferred stock, and 13,416,667 shares issuable upon conversion of class C-1 convertible preferred stock. Also includes 300,000 options and 566,667 shares issuable upon conversion of class C-1 held by its affiliate, MidMark Capital, L.P.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

      Wayne L. Clevenger and Joseph R. Robinson, directors of ours until August 1, 2002, are partners in Midmark Associates, which firm provided consulting services to us. During fiscal 2001 and 2002, we paid $250,000 and $218,000 respectively, to Midmark Associates for consulting services pursuant to a five-year management agreement entered into in September 1999 that was terminated in August 2002 when Mr. Clevenger and Mr. Robinson resigned as directors. In addition, during the year ended September 30, 2001, we issued in the aggregate $5,500,000 of convertible notes payable to Midmark. During the year ended September 30, 2002, Midmark elected to convert approximately $782,000 of principal and $218,000 of accrued interest into 997 shares of Series "C" Preferred Stock. The remaining convertible notes payable of $4,718,717 with accrued interest at prime were convertible into Series "C" Preferred Shares at a conversion price of $1,000 per share, and the Series "C" Preferred Shares in turn were convertible into Common Shares at $0.84 per share. In addition, during the year ended September 30, 2002, we issued $3,000,000 of notes payable convertible into 3,000 shares of Series "C" Preferred Stock and in turn convertible into 3,570,026 shares of Common Stock at $0.84 per share, and borrowed $2,588,900 under a demand note payable and additional $1,113,000 (including $425,000 restricted for usage on XeQute obligations) during 2003. We had an additional $250,000 payable to Midmark at June 30, 2003 under the Bridge Loan. In December 2002, XeQute received an additional $480,000 from Midmark under a Convertible Loan Note with terms similar to the 10% convertible note payable described above. The Convertible Loan Note would have automatically converted into Non-Voting shares of XeQute at $0.672 per share when a minimum subscription of $480,000 of a proposed but now aborted Private Placement had been reached. (See Note 9 to the Consolidated Financial Statements). On August 9, 2002, the remaining balance of the $4,718,717 convertible notes and $1,185,176 of the $3.0 million convertible notes were fully settled with the sale of the French based advanced planning software business to MidMark (See
Note 2 to the Consolidated Financial Statements). The remaining $1,814,324 or 10% convertible notes payable at September 30, 2002 are collateralized by all tangible and intangible property of ours, except that the holders have executed in favor of certain senior lenders a subordination of their right of payment under the Notes and the priority of any liens on certain assets, primarily accounts receivable.

      On January 2, 2001, we awarded Otto Leistner, one of its Directors, options exercisable at a price of $5.72 per share for 20,000 unregistered shares of our common stock for the accounting services he performed from September 22, 1999 thru April 17, 2000 prior to his becoming a Director. In August 2001, we issued a $359,375 convertible note payable to PARTAS AG, which is owned by Mr. Leistner. This note was to automatically convert into 250,000 shares of our common stock on the day that we obtained the requisite shareholder approval for the issuance of shares to PARTAS AG. Since shareholder approval was not obtained by February 22, 2002, the principal amount plus any accrued interest (at prime rate) became immediately due and payable. On July 31, 2002 this convertible note payable was fully settled with the sale of the German point solutions business to PARTAS AG.

      L. G. Schafran, a director of ours, provided consulting services to us prior to his election as a Director on August 9, 2001. For these services Mr. Schafran received 30,000 non-qualified, in-plan options at an exercise price of $1.51, all of which vested on the date of grant, August 14, 2001. Mr. Schafran resigned as a Director of ours on July 8, 2002.

      On May 26, 2004, we entered into an Investment Restructuring Agreement with six accredited investors who are also our principal stockholders. In connection with this transaction, we will exchange 997 shares of class C preferred stock for class C-1 convertible preferred stock on a 1:1 basis and shall issue, on the date that the amendment to the certificate of incorporation increasing the authorized number of shares of common stock is filed and approved with the New Jersey Secretary of State, approximately 7,391 shares of class D convertible preferred stock to MidMark Capital, L.P. in exchange for approximately $7,500,000 of debt and accrued interest owed by us and our subsidiaries to MidMark Capital II, L.P. Each share of the class C-1 convertible preferred stock and class D convertible preferred stock is convertible into $1,000 worth of our common stock, at the selling stockholders' option, at the lower of (i) $0.30 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. Accordingly, there is in fact no limit on the number of shares into which the preferred stock may be converted. As of July 8, 2004, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.10 and, therefore, the conversion price for the class C-1 and D convertible preferred stock was $.06. Based on this conversion price, the 997 shares of class C-1 convertible preferred stock were convertible into 16,616,667 shares of our common stock and the 7,391 shares of class D convertible preferred stock were convertible into 123,183,334 shares of our common stock.

                           ANNUAL AND QUARTERLY REPORT


      Our Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2003 and March 31, 2004, as filed with the SEC, excluding exhibits, are being mailed to shareholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-K or Quarterly Report on Form 10-Q free of charge to any shareholder upon written request to Barbara H. Martorano, Secretary, Vertex Interactive, Inc., 3619 Kennedy Road, South Plainfield, NJ 07080. The Annual Report and Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.


                                       By Order of the Board of Directors,


                                       /s/ Hugo H. Biermann
                                       Hugo H. Biermann
                                       Chairman of the Board


South Plainfield, New Jersey
July 8, 2004

EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                            VERTEX INTERACTIVE, INC.

      The undersigned, being the Chief Executive Officer and Secretary of VERTEX INTERACTIVE, INC., a corporation existing under the laws of the State of New Jersey, do hereby certify under the seal of the said corporation as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Third, in its entirety, with the following:

            "THIRD: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.005. The second class of stock shall be Preferred Stock, par value $0.01. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

            The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

            Class           Par Value        Authorized Shares
            -----           ---------        -----------------
            Common          $    0.005          400,000,000
            Preferred       $    0.01             2,000,000
                                                -----------
            Totals:                             402,000,000

      2. The amendment of the articles of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Section 14A:5-6 of the General Corporation Law of the State of New Jersey.

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Nicholas R. Toms, its Chief Executive Officer, and Barbara H. Martorano, its Secretary, this __th day of July, 2004.

                                    VERTEX INTERACTIVE, INC.


                                    By:-------------------------------
                                       Nicholas R. Toms, Chief Executive Officer


                                    By:-------------------------------
                                       Barbara H. Martorano, Secretary